Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

EXHIBIT 10.10

RBC Capital Markets, LLC 3 World Financial Center 200 Vesey Street New York, New York 10281 Telephone: (212) 858-7000

DATE:	March 3, 2015

TO:	CSG Systems International Inc. 9555 Maroon Circle Englewood, CO 80112
ATTENTION:	**** ******
FACSIMILE:	(***) ***-****

FROM:	RBC Capital Markets, LLC as agent for Royal Bank of Canada
TELEPHONE:	(212) 858-7000
FACSIMILE:	(212) 428-3053

SUBJECT:	Fixed Notional Accelerated Share Repurchase Transaction

___________________________________________________________________________________________

Dear Sir/Madam:

The purpose of this letter agreement (this “Confirmation”) is to confirm the terms and conditions of the Transaction entered into between Royal Bank of Canada (“RBC”) and CSG Systems International Inc. (“Counterparty”) on the Trade Date specified below (the “Transaction”). This Confirmation constitutes a “Confirmation” as referred to in the Agreement specified below.

___________________________________________________________________________________________

Disclosure of Agency Relationship

RBC has appointed as its agent, its indirect wholly-owned subsidiary, RBC Capital Markets, LLC (“RBCCM”), for purposes of conducting on RBC’s behalf, a business in privately negotiated transactions in options and other derivatives. You hereby are advised that RBC, the principal and stated counterparty in the Transactions, duly has authorized RBCCM to market, structure, negotiate, document, price, execute and hedge transactions in over-the-counter derivative products. RBCCM has full, complete and unconditional authority to undertake such activities on behalf of RBC. RBCCM acts solely as agent and has no obligation, by way of issuance, endorsement, guarantee or otherwise with respect to the performance of either party under the Transaction. The Transaction is not insured or guaranteed by RBCCM.

___________________________________________________________________________________________

The definitions and provisions contained in the 2002 ISDA Equity Derivatives Definitions (the “Equity Definitions,” as published by the International Swaps and Derivatives Association, Inc. (“ISDA”)) are incorporated into this Confirmation.

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1.

This Confirmation evidences a complete and binding agreement between RBC and Counterparty as to the terms of the Transaction to which this Confirmation relates and shall supersede all prior or contemporaneous written or oral communications with respect thereto. This Confirmation shall be subject to an agreement (the “Agreement”) in the form of the 2002 ISDA Master Agreement as if RBC and Counterparty had executed an agreement in such form, without any Schedule but with the elections set forth in this Confirmation (and the election of USD as the Termination Currency).

The Transaction shall be the only transaction under the Agreement. If there exists any ISDA Master Agreement between RBC and Counterparty or any other confirmation or other agreement between RBC and Counterparty pursuant to which an ISDA Master Agreement is deemed to exist between RBC and Counterparty, then, notwithstanding anything to the contrary in such ISDA Master Agreement, confirmation or agreement or any other agreement to which RBC and Counterparty are parties, the Transaction shall not be considered a transaction under, or otherwise governed by, such existing or deemed to be existing ISDA Master Agreement.

If there is any inconsistency among the Agreement, this Confirmation and the Equity Definitions, the following will prevail for purposes of the Transaction in the order of precedence indicated: (i) this Confirmation; (ii) the Equity Definitions; and (iii) the Agreement.

2.	The terms of the particular Transaction to which this Confirmation relates are as follows:

General Terms:

Trade Date:	March 3, 2015
Seller:	RBC
Buyer:	Counterparty
Shares:	The common stock of Counterparty, par value USD0.01 per share (Ticker Symbol: “CSGS”)
Prepayment:	Applicable
Prepayment Amount:	As provided in Annex B to this Confirmation.
Prepayment Date:	The Trade Date
Exchange:	NASDAQ
Related Exchange(s):	All Exchanges
Calculation Agent:

RBC. Whenever the Calculation Agent is required to act or to exercise judgment in any way with respect to the Transaction hereunder, it shall do so in good faith and in a commercially reasonable manner.

Valuation Terms:

Averaging Dates:	Each of the consecutive Exchange Business Days commencing on, and including, the Exchange Business Day immediately following the Trade Date and ending on, and including, the Final Averaging Date.

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Final Averaging Date:

The Scheduled Final Averaging Date; provided that RBC shall have the right to elect, in its sole discretion, at any time, to accelerate the Final Averaging Date to any date that is on or after the Scheduled Earliest Acceleration Date by written notice to Counterparty no later than 11:59 P.M., New York City time, on the Exchange Business Day immediately following the accelerated Final Averaging Date.

Scheduled Final Averaging Date:	As provided in Annex B to this Confirmation.
Scheduled Earliest Acceleration Date:	As provided in Annex B to this Confirmation.
Valuation Date:	The Final Averaging Date.
Averaging Date Disruption:

Modified Postponement, provided that notwithstanding anything to the contrary in the Equity Definitions, if a Market Disruption Event occurs on any Averaging Date, the Calculation Agent may, in its good faith and in commercially reasonable manner, if appropriate in light of market conditions, regulatory considerations or otherwise, take any or all of the following actions: (i) postpone the Scheduled Final Averaging Date in accordance with Modified Postponement (as modified herein) and/or (ii) determine that such Averaging Date is a Disrupted Day only in part, in which case the Calculation Agent shall (x) determine the VWAP Price for such Disrupted Day based on Rule 10b-18 eligible transactions in the Shares on such Disrupted Day taking into account the nature and duration of such Market Disruption Event and (y) determine the Settlement Price in a commercially reasonable manner based on an appropriately weighted average instead of the arithmetic average described under “Settlement Price,” below, with such Settlement Price based on, the duration of any Market Disruption Event, the volume, historical trading patterns and price of the Shares, and changes in volatility, stock loan rate, value of any commercially reasonable Hedge Positions in connection with the Transaction,  liquidity relevant to the Shares or to the Transaction.  Any Exchange Business Day on which, as of the date hereof, the Exchange is scheduled to close prior to its normal close of trading shall be deemed not to be an Exchange Business Day; if a closure of the Exchange prior to its normal close of trading on any Exchange Business Day is scheduled following the date hereof, then such Exchange Business Day shall be deemed to be a Disrupted Day in full.  Section 6.6(a) of the Equity Definitions is hereby amended by replacing the word “shall” in the fifth line thereof with the word “may,” and by deleting clause (i) thereof, and Section 6.7(c)(iii)(A) of the Equity Definitions is hereby amended by replacing the word “shall” in the sixth and eighth line thereof with the word “may.”

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Market Disruption Events:

Section 6.3(a) of the Equity Definitions is hereby amended (A) by deleting the words “during the one hour period that ends at the relevant Valuation Time, Latest Exercise Time, Knock-in Valuation Time or Knock-out Valuation Time, as the case may be” in clause (ii) thereof, and (B) by replacing the words “or (iii) an Early Closure.” therein with “(iii) an Early Closure, or (iv) a Regulatory Disruption.”

Section 6.3(d) of the Equity Definitions is hereby amended by deleting the remainder of the provision following the term “Scheduled Closing Time” in the fourth line thereof.

Regulatory Disruption:

Any event that RBC, in its reasonable good faith discretion, based on the advice of counsel, determines it appropriate with regard to any legal, regulatory or self-regulatory requirements or related policies and procedures for RBC to refrain from or decrease any market activity in connection with the Transaction. RBC shall notify Counterparty as soon as reasonably practicable that a Regulatory Disruption has occurred and the Averaging Dates affected by it.

Settlement Terms:

Initial Share Delivery:	On the Initial Share Delivery Date, RBC shall deliver to Counterparty the Initial Shares.
Initial Share Delivery Date:	The first Exchange Business Day following the Trade Date.
Initial Shares:	As provided in Annex B to this Confirmation.
Settlement Date:	The date that falls one Settlement Cycle following the Valuation Date.
Settlement:

On the Settlement Date, RBC shall deliver to Counterparty the Number of Shares to be Delivered, if a positive number. If the Number of Shares to be Delivered is a negative number, the Counterparty Settlement Provisions in Annex A shall apply.

Number of Shares to be Delivered:	A number of Shares equal to (a) the Total Number of Shares minus (b) the aggregate number of Shares delivered on the Initial Share Delivery Date.
Total Number of Shares:	A number of Shares equal to (a) the Prepayment Amount divided by (b) (i) the Settlement Price minus (ii) the Settlement Price Adjustment Amount.
Settlement Price Adjustment Amount	As provided in Annex B to this Confirmation.
Settlement Price:	The arithmetic average of the VWAP Prices for all Averaging Dates.

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VWAP Price:

For any Averaging Date, the Rule 10b-18 dollar volume weighted average price per Share for such day based on transactions executed during the regular trading session (including any extensions thereof) for the Exchange on such day (without regard to pre-open or after hours trading outside of such regular trading session), as reported on Bloomberg Page “CSGS <Equity> AQR SEC” (or any successor thereto) on such day or, in the event such price is not so reported on such day for any reason or is manifestly incorrect, as determined in good faith and in a commercially reasonable manner by the Calculation Agent using a volume weighted method.

Excess Dividend Amount:	For the avoidance of doubt, all references to the Excess Dividend Amount in Section 9.2(a)(iii) of the Equity Definitions shall be deleted.
Other Applicable Provisions:

To the extent either party is obligated to deliver Shares hereunder, the provisions of the last sentence of Section 9.2 and Sections 9.8, 9.9, 9.10, 9.11 (except that the Representation and Agreement contained in Section 9.11 of the Equity Definitions shall be modified by excluding any representations therein relating to restrictions, obligations, limitations or requirements under applicable securities laws arising as a result of the fact that Counterparty is the Issuer of the Shares) and 9.12 of the Equity Definitions will be applicable as if “Physical Settlement” applied to the Transaction.

Dividends:

Excess Dividend:

For any calendar quarter, any dividend or distribution on the Shares with an ex-dividend date occurring during such calendar quarter (other than any dividend or distribution of the type described in Section 11.2(e)(i) or Section 11.2(e)(ii)(A) of the Equity Definitions or any Extraordinary Dividend) (a “Dividend”) the amount or value of which per Share (as determined by the Calculation Agent), when aggregated with the amount or value (as determined by the Calculation Agent) of any and all previous Dividends with ex-dividend dates occurring in the same calendar quarter, exceeds the Ordinary Dividend Amount for such quarter.  “Extraordinary Dividend” means the per Share cash dividend or distribution, or a portion thereof, declared by Counterparty on the Shares that is classified by the board of directors of Counterparty as an “extraordinary” dividend.

Consequences of Excess Dividend:

The declaration by the Issuer of any Excess Dividend, the ex-dividend date for which occurs or is scheduled to occur during the Relevant Dividend Period, shall, at RBC’s election in its sole discretion, constitute an Additional Termination Event, with Counterparty as the sole Affected Party and the Transaction as the sole Affected Transaction.

Ordinary Dividend Amount:	As set forth in Annex B.

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Consequences of Early Ordinary Dividend Payment:

If an ex-dividend date for any Dividend that is not (x) an Excess Dividend, (y) a dividend or distribution of the type described in Section 11.2(e)(i) or Section 11.2(e)(ii)(A) of the Equity Definitions and (z) an Extraordinary Dividend, occurs during any calendar quarter occurring (in whole or in part) during the Relevant Dividend Period and is prior to the Scheduled/Estimated Ex-Dividend Date for the relevant calendar quarter (as determined by the Calculation Agent), the Calculation Agent shall make such adjustment to the exercise, settlement, payment or any other terms of the Transaction as the Calculation Agent determines appropriate to preserve the fair value of the Transaction after taking into account such Dividend.

Scheduled/Estimated Ex-Dividend Dates:	As set forth in Annex B for each calendar quarter.
Relevant Dividend Period:	The period from, and including, the Trade Date to, and including, the Relevant Dividend Period End Date.
Relevant Dividend Period End Date:	If the Number of Shares to be delivered is negative, the last day of the Settlement Valuation Period; otherwise, the Settlement Date.

Share Adjustments:

Method of Adjustment:

Calculation Agent Adjustment; provided that the declaration or payment of Dividends shall not be a Potential Adjustment Event.

It shall constitute an additional Potential Adjustment Event if the Scheduled Final Averaging Date is postponed pursuant to “Averaging Date Disruption” above, in which case the Calculation Agent may, in its commercially reasonable discretion, adjust any relevant terms of the Transaction as the Calculation Agent determines appropriate to account for the economic effect on the Transaction of such postponement, which adjustments shall be based upon changes in stock price, volatility, interest rates, stock loan rate, value of any commercially reasonable Hedge Positions in connection with the Transaction, liquidity relevant to the Shares or to the Transaction and taking into account whether the Calculation Period had fewer Scheduled Trading Days than originally anticipated.

Extraordinary Events:

Consequences of Merger Events:
(a) Share-for-Share:	Cancellation and Payment
(b) Share-for-Other:	Cancellation and Payment
(c) Share-for-Combined:	Cancellation and Payment

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Tender Offer:	Applicable
Consequences of Tender Offers:
(a) Share-for-Share:	Cancellation and Payment
(b) Share-for-Other:	Cancellation and Payment
(c) Share-for-Combined:	Cancellation and Payment
Composition of Combined Consideration:	Not Applicable
Announcement Event:

If an Announcement Event occurs on or prior to the Valuation Date, then such Announcement Event shall be deemed to constitute an Extraordinary Event and Cancellation and Payment shall apply. “Announcement Event” means (i) any ************ ** ** *********** ***********, (ii) any ************ **** ************ or any ** *** ************ *** ******* **** ** *********, a ****** ** ****** or ** ************* ******** ** ****** ** ** *********** ***********, (iii) any ************ ** ************’* ********* ** ******* or ***** ****, or ** ******* ********* ************ or ***** ******* *********** **** *** ******** ** *********** ***********, (iv) any ***** ************ ** *** ****** **** ** *** *************************************************************************** or (v) any ************ ** *** ****** or ********* ** *** ******** ************ ********* ** ******* (i)-(iv) (including any ************ ** *** *********** ** *** **** ********** ********* *********** ************ ********** ****** ** ******* ************* or *********).  “Acquisition Transaction” means (i) any ****** ***** (with the definition of Merger Event ****** ** ** ******* *** **** ******* ** **** *** ********** ******* ** “****” *** ******** ** “***” *** ** “***” ** “***” *** ******* ********* ** *** ****** ********* *********** ********* *** ********** ** ******* ****** ******* ** *** *** ** **** **********) or ****** ***** or *** ***** *********** ********* *** ****** ** ************ **** ** **** *** ***** *****, (ii) *** **** ** ******** ** *** ** ************* *** ** *** ****** ** ************, (iii) a ***************** ***************** ******* ***** ******** ** ******* ** ****** or ***** ******* ************ (iv) *** ************ ****** ********* ********* *********** (********* ** *** ** ****-*** ** ************) ** ****** (********* *** ******* ***** ** ***** ********* ********* ** ************) or ***** ******* ***** ** ************ or *** ** *** ************ ***** *** ********* ************* ************ ** ********** ** ** ** ************ ** *** ************ ******* *** ** *** ****** ************** ** ************ and (v) any *********** ** ***** ************ ** *** ***** ** ********* *** * ***** ********** ** **** * ************** ** *** ************ ** ******* ** **** *********** (******* ******** ** **** ***-* ***** *** ******** *** ** *********).

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Announcement Date:

The definition of “Announcement Date” in Section 12.1 of the Definitions is hereby amended by (i) replacing the words “a firm” with the word “any” in the second and fourth lines thereof, (ii) replacing the word “leads to the” with the words “, if completed, would lead to a” in the third and the fifth lines thereof, (iii) replacing the words “voting shares” with the word “Shares” in the fifth line thereof, and (iv) inserting the words “by any entity” after the word “announcement” in the second and the fourth lines thereof.

For purposes of this Transaction, the definition of “Merger Date” in Section 12.1(c) of the Equity Definitions shall be amended to read, “Merger Date shall mean the Announcement Date.” For purposes of this Transaction, the definition of “Tender Offer Date” in Section 12.1(e) Equity Definitions shall be amended to read, “Tender Offer Date shall mean the Announcement Date.”

Nationalization, Insolvency or Delisting:

Cancellation and Payment (Calculation Agent Determination); provided that in addition to the provisions of Section 12.6(a)(iii) of the Equity Definitions, it shall also constitute a Delisting if the Exchange is located in the United States and the Shares are not immediately re-listed, re-traded or re-quoted on any of the New York Stock Exchange, The NASDAQ Global Market or The NASDAQ Global Select Market (or their respective successors); if the Shares are immediately re-listed, re-traded or re-quoted on any such exchange or quotation system, such exchange or quotation system shall thereafter be deemed to be the Exchange.

Additional Disruption Events:
Change in Law:

Applicable; provided that Section 12.9(a)(ii) of the Equity Definitions is hereby amended by (i) adding the phrase “and/or Hedge Position” after the word “Shares” in clause (X) thereof and (ii) replacing the parenthetical beginning after the word “regulation” in the second line thereof with the phrase “(including, for the avoidance of doubt and without limitation, (x) any tax law or (y) adoption or promulgation of new regulations authorized or mandated by existing statute)”

Failure to Deliver:	Applicable
Insolvency Filing:	Applicable
Hedging Disruption:	Applicable
Increased Cost of Hedging:	Applicable
Loss of Stock Borrow:	Applicable
Maximum Stock Loan Rate:	As provided in Annex B to this Confirmation.
Increased Cost of Stock Borrow:	Applicable
Initial Stock Loan Rate:	As provided in Annex B to this Confirmation.
Hedging Party:	For all applicable events, RBC

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Determining Party:

For all applicable events, RBC; provided that, upon receipt of written request from Counterparty, the Determining Party shall promptly provide Counterparty with a written explanation describing in reasonable detail any calculation, adjustment or determination made by it (including any quotations, market data or information from internal or external sources used in making such calculation, adjustment or determination, as the case may be, but without disclosing RBC’s proprietary models or other information that may be proprietary or subject to contractual, legal or regulatory obligations to not disclose such information), and shall use commercially reasonable efforts to provide such written explanation within five (5) Exchange Business Days from the receipt of such request.

Hedging Adjustments:

For the avoidance of doubt, whenever the Calculation Agent is called upon to make an adjustment pursuant to the terms of this Confirmation or the Equity Definitions to take into account the effect of an event, the Calculation Agent shall make such adjustment by reference to the effect of such event on RBC, assuming that RBC maintains a commercially reasonable Hedge Position.

Non-Reliance:	Applicable
Agreements and Acknowledgments Regarding Hedging Activities:	Applicable
Additional Acknowledgments:	Applicable

3.	Additional Provisions Relating to Transactions in the Shares.

(a)Counterparty acknowledges and agrees that the Shares delivered on the Initial Share Delivery Date may be sold short to Counterparty. Counterparty further acknowledges and agrees that RBC may, during (i) the period from the date hereof to a date up to 5 Exchange Business Days following the Valuation Date or, if later, the Scheduled Earliest Acceleration Date, and (ii) the period from and including the first Settlement Valuation Date to and including the last Settlement Valuation Date or such earlier day as elected by RBC and communicated to Counterparty on such day (together, the “Relevant Period”), purchase Shares in connection with the Transaction, which Shares may be used to cover all or a portion of such short sale or may be delivered to Counterparty.  Such purchases will be conducted independently of Counterparty.  The timing of such purchases by RBC, the number of Shares purchased by RBC on any day, the price paid per Share pursuant to such purchases and the manner in which such purchases are made, including without limitation whether such purchases are made on any securities exchange or privately, shall be within the absolute discretion of RBC.  It is the intent of the parties that the Transaction comply with the requirements of Rule 10b5-1(c)(1)(i)(B) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the parties agree that this Confirmation shall be interpreted to comply with the requirements of Rule 10b5-1(c).  Counterparty acknowledges and agrees that (A) Counterparty does not have, and shall not attempt to exercise, any influence over how, when or whether RBC effects any purchases of Shares in connection with the Transaction, (B) during the period beginning on (but excluding) the date of this Confirmation and ending on (and including) the last day of the Relevant Period, neither Counterparty nor its officers or employees shall, directly or indirectly, communicate any information regarding Counterparty or the Shares to any employee of RBC or its Affiliates responsible for trading the Shares in connection with the transactions contemplated hereby (the “Relevant Bank Personnel”), which persons are set forth in Annex B hereto, (C) Counterparty is entering into the Transaction in good faith and not as part of a plan or scheme to evade the prohibitions of Rule 10b‑5 promulgated under the Exchange Act and (D) Counterparty will not alter or deviate from this Confirmation or enter into or alter a corresponding hedging transaction with respect to the

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Shares.  Counterparty also acknowledges and agrees that any amendment, modification or waiver of this Confirmation must be effected in accordance with the requirements for the amendment of a “plan” as defined in Rule 10b5-1(c) under the Exchange Act.  Without limiting the generality of the foregoing, any such amendment, modification or waiver shall be made in good faith and not as part of a plan or scheme to evade the prohibitions of Rule 10b-5 under the Exchange Act, and no such amendment, modification or waiver shall be made at any time at which Counterparty or any officer or director of Counterparty is aware of any material nonpublic information regarding Counterparty or the Shares.

(b)Counterparty agrees that neither Counterparty nor any of its Affiliates or agents shall engage in any distribution (as such term is used in Regulation M under the Exchange Act) of securities of the Counterparty that would cause Regulation M to be applicable to any purchases of Shares, or any security for which the Shares are a reference security (as defined in Regulation M), by Counterparty or any of its affiliated purchasers (as defined in Regulation M) during the Relevant Period unless Counterparty has provided written notice to RBC of such distribution not later than the Scheduled Trading Day immediately preceding the first day of such distribution. Counterparty acknowledges that such notice may constitute a Regulatory Disruption.

(c)Counterparty shall, at least one day prior to the first day of the Relevant Period, notify RBC of the total number of Shares purchased in Rule 10b-18 purchases of blocks pursuant to the once-a-week block exception contained in Rule 10b-18(b)(4) by or for Counterparty or any of its affiliated purchasers during each of the four calendar weeks preceding the first day of the Relevant Period and during the calendar week in which the first day of the Relevant Period occurs (“Rule 10b-18 purchase”, “blocks” and “affiliated purchaser” each being used as defined in Rule 10b-18).

(d)During the Relevant Period, Counterparty shall (i) not make any public announcement (as defined in Rule 165(f) under the Securities Act of 1933, as amended (the “Securities Act”) of any merger, acquisition, or similar transaction involving a recapitalization relating to Counterparty (other than any such transaction in which the consideration consists solely of cash and there is no valuation period), unless such public announcement is made prior to the opening or after the close of the regular trading session on the Exchange for the Shares; (ii) promptly notify RBC following any such announcement that such announcement has been made, and (iii) promptly deliver to RBC following the making of any such announcement a certificate indicating (A) Counterparty’s average daily Rule 10b-18 purchases (as defined in Rule 10b-18) during the three full calendar months preceding the date of the announcement of such transaction and (B) Counterparty’s block purchases (as defined in Rule 10b-18) effected pursuant to paragraph (b)(4) of Rule 10b-18 during the three full calendar months preceding the date of the announcement of such transaction.  In addition, Counterparty shall promptly notify RBC of the earlier to occur of the completion of such transaction and the completion of the vote by target shareholders.  Counterparty acknowledges that any such public announcement may result in a Regulatory Disruption and may cause the Relevant Period to be suspended.  Accordingly, Counterparty acknowledges that its actions in relation to any such announcement or transaction must comply with the standards set forth in Section 3(a) to the extent applicable.

(e)Without the prior written consent of RBC, Counterparty shall not, and shall cause its Affiliates and affiliated purchasers (each as defined in Rule 10b-18) not to, directly or indirectly (including, without limitation, by means of a cash-settled or other derivative instrument) purchase, offer to purchase, place any bid or limit order that would effect a purchase of, or commence any tender offer relating to, any Shares (or an equivalent interest, including a unit of beneficial interest in a trust or limited partnership or a depository share) or any security convertible into or exchangeable for Shares during the Relevant Period, except through RBC or an affiliate thereof.

4.	Representations, Warranties and Agreements.

(a)In addition to the representations, warranties and agreements in the Agreement and those contained elsewhere herein, Counterparty represents and warrants to and for the benefit of, and agrees with, RBC as follows:

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(i)As of the Trade Date, and as of the date of any election by Counterparty of the Share Termination Alternative under (and as defined in) Section 10(a) below, none of Counterparty and its officers and directors is aware of any material nonpublic information regarding Counterparty or the Shares.

(ii)Without limiting the generality of Section 13.1 of the Equity Definitions, Counterparty acknowledges that RBC is not making any representations or warranties or taking any position or expressing any view with respect to the treatment of the Transaction under any accounting standards including ASC Topic 260, Earnings Per Share, ASC Topic 815, Derivatives and Hedging, or ASC Topic 480, Distinguishing Liabilities from Equity and ASC 815-40, Derivatives and Hedging – Contracts in Entity’s Own Equity (or any successor issue statements) or under FASB’s Liabilities & Equity Project.

(iii)Without limiting the generality of Section 3(a)(iii) of the Agreement, Counterparty shall not take any action that would cause the Transaction to violate Rule 13e-1 or Rule 13e-4 under the Exchange Act.

(iv)Prior to the Trade Date, Counterparty shall deliver to RBC a resolution of Counterparty’s board of directors authorizing the Transaction and such other certificate or certificates as RBC shall reasonably request.  Counterparty has publicly disclosed its intention to institute a program for the acquisition of Shares.

(v)Counterparty is not entering into this Confirmation to create actual or apparent trading activity in the Shares (or any security convertible into or exchangeable for Shares) or to raise or depress or otherwise manipulate the price of the Shares (or any security convertible into or exchangeable for Shares) or otherwise in violation of the Exchange Act, and will not engage in any other securities or derivative transaction to such ends.

(vi)Counterparty is not, and after giving effect to the transactions contemplated hereby will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

(vii)On the Trade Date, the Prepayment Date, the Initial Share Delivery Date and the Settlement Date, Counterparty is not, or will not be, “insolvent” (as such term is defined under Section 101(32) of the U.S. Bankruptcy Code (Title 11 of the United States Code) (the “Bankruptcy Code”)) and Counterparty would be able to purchase the Shares hereunder in compliance with the corporate laws of the jurisdiction of its incorporation.

(viii)To the best of the Counterparty’s actual knowledge without any investigation, no state or local (including non-U.S. jurisdictions) law, rule, regulation or regulatory order applicable to the Shares would give rise to any reporting, consent, registration or other requirement (including, without limitation, a requirement to obtain prior approval from any person or entity) as a result of RBC or its affiliates owning or holding (however defined) Shares.

(ix)[Reserved]

(x)Counterparty understands no obligations of RBC to it hereunder will be entitled to the benefit of deposit insurance and that such obligations will not be guaranteed by any affiliate of RBC or any governmental agency.

(b)Each of RBC and Counterparty agrees and represents that it is an “eligible contract participant” as defined in Section 1a(12) of the U.S. Commodity Exchange Act, as amended.

(c)Each of Counterparty and RBC acknowledges that the offer and sale of the Transaction to it is intended to be exempt from registration under the Securities Act, by virtue of Section 4(a)(2) thereof.  Accordingly,

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Each of Counterparty and RBC represents and warrants to the other party that (i) it has the financial ability to bear the economic risk of its investment in the Transaction and is able to bear a total loss of its investment, (ii) it is an “accredited investor” as that term is defined in Regulation D as promulgated under the Securities Act, (iii) it is entering into the Transaction for its own account and without a view to the distribution or resale thereof, and (iv) the assignment, transfer or other disposition of the Transaction has not been and will not be registered under the Securities Act and is restricted under this Confirmation, the Securities Act and state securities laws.

(d)Counterparty agrees and acknowledges that RBC is a “financial institution” and “financial participant”  within the meaning of Sections 101(22), 101(53C) and 101(22A) of the Bankruptcy Code.  The parties hereto further agree and acknowledge that it is the intent of the parties that (A) this Confirmation is a “securities contract,” as such term is defined in Section 741(7) of the Bankruptcy Code, with respect to which each payment and delivery hereunder or in connection herewith is a “termination value,” “payment amount” or “other transfer obligation” within the meaning of Section 362 of the Bankruptcy Code and a “settlement payment,” within the meaning of Section 546 of the Bankruptcy Code and (B) RBC is entitled to the protections afforded by, among other sections, Sections 362(b)(6), 362(o), 546(e), 548(d)(2), 555 and 561 of the Bankruptcy Code.

5.	Agreements and Acknowledgements Regarding Hedging.

Counterparty acknowledges and agrees that:

(a)During the Relevant Period, RBC and its Affiliates may buy or sell Shares or other securities or buy or sell options or futures contracts or enter into swaps or other derivative securities in order to adjust its hedge position with respect to the Transaction;

(b)RBC and its Affiliates also may be active in the market for Shares other than in connection with hedging activities in relation to the Transaction;

(c)RBC shall make its own determination as to whether, when or in what manner any hedging or market activities in Counterparty’s securities shall be conducted and shall do so in a manner that it deems appropriate to hedge its price and market risk with respect to the Settlement Price and/or the VWAP Price; and

(d)Any market activities of RBC and its Affiliates with respect to Shares may affect the market price and volatility of Shares, as well as the Settlement Price and/or the VWAP Price, each in a manner that may be adverse to Counterparty.

6.	Other Provisions.

(a)Alternative Calculations and Payment on Early Termination and on Certain Extraordinary Events.  If either party would owe the other party any amount pursuant to Sections 12.2, 12.3, 12.6, 12.7 or 12.9 of the Equity Definitions or pursuant to Section 6(d)(ii) of the Agreement (a “Payment Obligation”), Counterparty shall have the right, in its sole discretion, to satisfy or to require RBC to satisfy, as the case may be, any such Payment Obligation, in whole or in part, by the Share Termination Alternative (as defined below) by giving irrevocable telephonic notice to RBC, confirmed in writing within one Scheduled Trading Day, no later than 9:30 A.M. New York City time on the Exchange Business Day immediately following the Announcement Date, Early Termination Date or date of cancellation or termination in respect of an Extraordinary Event, as applicable (“Notice of Share Termination”); provided that if RBC would owe Counterparty the Payment Obligation and Counterparty does not elect to require RBC to satisfy such Payment Obligation by the Share Termination Alternative in whole, RBC shall have the right, in its sole discretion, to elect to satisfy any portion of such Payment Obligation that Counterparty has not so elected by the Share Termination Alternative, notwithstanding Counterparty’s failure to elect or election to the contrary; and provided further that Counterparty shall not have the right to so elect (but, for the avoidance of doubt, RBC shall have the

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right to so elect) in the event of (i) an Insolvency, a Nationalization, a Merger Event, a Tender Offer or an Acquisition Transaction, in each case, in which the consideration or proceeds to be paid to holders of Shares consists solely of cash or (ii) an Event of Default in which Counterparty is the Defaulting Party or a Termination Event in which Counterparty is the Affected Party, which Event of Default or Termination Event resulted from an event or events within Counterparty’s control.  Upon such Notice of Share Termination, the following provisions shall apply on the Scheduled Trading Day immediately following the Announcement Date, Early Termination Date or date of cancellation or termination in respect of an Extraordinary Event, as applicable, with respect to the Payment Obligation or such portion of the Payment Obligation for which the Share Termination Alternative has been elected (the “Applicable Portion”):

Share Termination Alternative:

Applicable and means, if delivery pursuant to the Share Termination Alternative is owed by RBC, that RBC shall deliver to Counterparty the Share Termination Delivery Property on the date on which the Payment Obligation would otherwise be due pursuant to Section 12.7 or 12.9 of the Equity Definitions or Section 6(d)(ii) of the Agreement, as applicable, or such later date as the Calculation Agent may reasonably determine (the “Share Termination Payment Date”), in satisfaction of the Payment Obligation or the Applicable Portion, as the case may be. If delivery pursuant to the Share Termination Alternative is owed by Counterparty, paragraphs 2 through 5 of Annex A shall apply as if such delivery were a settlement of the Transaction to which Net Share Settlement (as defined in Annex A) applied, the Cash Settlement Payment Date were the Early Termination Date, the Forward Cash Settlement Amount were zero (0) minus the Payment Obligation (or the Applicable Portion, as the case may be) owed by Counterparty, and “Shares” as used in Annex A were replaced by “Share Termination Delivery Units.”

Share Termination Delivery Property:

A number of Share Termination Delivery Units, as calculated by the Calculation Agent, equal to the Payment Obligation (or the Applicable Portion, as the case may be) divided by the Share Termination Unit Price.  The Calculation Agent shall adjust the Share Termination Delivery Property by replacing any fractional portion of a security therein with an amount of cash equal to the value of such fractional security based on the values used to calculate the Share Termination Unit Price.

Share Termination Unit Price:

The value of property contained in one Share Termination Delivery Unit on the date such Share Termination Delivery Units are to be delivered as Share Termination Delivery Property, as determined by the Calculation Agent in its discretion by commercially reasonable means and notified by the Calculation Agent to the parties at the time of notification of the Payment Obligation.

Share Termination Delivery Unit:

In the case of a Termination Event, Event of Default, Delisting or Additional Disruption Event, one Share or, in the case of an Insolvency, Nationalization,  Merger Event, Tender Offer or an Acquisition Transaction, one Share or a unit consisting of the number or amount of each type of property received by a holder of one Share (without consideration of any requirement to pay cash or other consideration in lieu of fractional amounts of any securities) in such Insolvency, Nationalization, Merger Event, Tender Offer or Acquisition Transaction.  If such Insolvency, Nationalization, Merger Event, Tender Offer or an Acquisition Transaction involves a choice of consideration to be received by holders, such holder shall be deemed to have elected to receive the maximum possible amount of cash.

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Failure to Deliver:	Applicable
Other applicable provisions:

If Share Termination Alternative is applicable, the provisions of Sections 9.8, 9.9, 9.11 (except that the Representation and Agreement contained in Section 9.11 of the Equity Definitions shall be modified by excluding any representations therein relating to restrictions, obligations, limitations or requirements under applicable securities laws arising as a result of the fact that Counterparty is the issuer of the Shares or any portion of the Share Termination Delivery Units) and 9.12 of the Equity Definitions will be applicable as if “Physical Settlement” applied to the Transaction, except that all references to “Shares” shall be read as references to “Share Termination Delivery Units”.

(b)Equity Rights.  RBC acknowledges and agrees that this Confirmation is not intended to convey to it rights with respect to the Transaction that are senior to the claims of common stockholders in the event of Counterparty’s bankruptcy.  For the avoidance of doubt, the parties agree that the preceding sentence shall not apply at any time other than during Counterparty’s bankruptcy to any claim arising as a result of a breach by Counterparty of any of its obligations under this Confirmation or the Agreement.  For the avoidance of doubt, the parties acknowledge that this Confirmation is not secured by any collateral that would otherwise secure the obligations of Counterparty herein under or pursuant to any other agreement.

(c)Indemnification.  In the event that RBC or the Calculation Agent or any of their Affiliates becomes involved in any capacity in any action, proceeding or investigation brought by or against any person in connection with any breach (including a breach of representations) of or default under this Confirmation (or the Transactions thereunder) of the other party hereto, Counterparty shall reimburse RBC or the Calculation Agent or such Affiliate for its reasonable and documented legal and other out-of-pocket expenses (including the cost of any investigation and preparation) incurred in connection therewith within 30 days of receipt of notice of such expenses, and shall indemnify and hold RBC or the Calculation Agent or such Affiliate harmless against any losses, claims, damages or liabilities to which RBC or the Calculation Agent or such Affiliate may become subject in connection with any such action, proceeding or investigation.  If for any reason the foregoing indemnification is unavailable to RBC or the Calculation Agent or such Affiliate or insufficient to hold it harmless, then Counterparty shall contribute to the amount paid or payable by RBC or the Calculation Agent or such Affiliate as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of Counterparty and RBC or the Calculation Agent or such Affiliate with respect to such losses, claims, damages or liabilities and any other relevant equitable considerations.  The reimbursement, indemnity and contribution obligations of Counterparty under this Section 10(c) shall be in addition to any liability that Counterparty may otherwise have, shall extend upon the same terms and conditions to the partners, directors, officers, agents, employees and controlling persons (if any), as the case may be, of RBC or the Calculation Agent or such Affiliate and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of Counterparty, RBC or the Calculation Agent any such Affiliate and any such person.  Notwithstanding the foregoing, the indemnity and contribution obligations of Counterparty under this Section 6(c) shall not apply for the benefit of RBC or the Calculation Agent or such Affiliate to the extent that any losses, claims, damages, liabilities or expenses incurred by RBC or the Calculation Agent or such Affiliate result from the gross negligence or bad faith of RBC or the Calculation Agent or a breach by RBC or the Calculation Agent of any of its covenants or obligations. The foregoing provisions shall survive any termination or completion of the Transaction.

(d)Staggered Settlement.  If RBC would owe Counterparty any Shares pursuant to the “Settlement Terms” above, RBC may, by notice to Counterparty on or prior to the Settlement Date (a “Nominal Settlement Date”), elect to deliver the Shares deliverable on such Nominal Settlement Date on two or more dates (each, a “Staggered Settlement Date”) or at two or more times on the Nominal Settlement Date as follows: (i) in such notice, RBC will specify to Counterparty the related Staggered Settlement

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Dates (each of which will be on or prior to such Nominal Settlement Date) or delivery times and how it will allocate the Shares it is required to deliver under “Settlement Terms” above among the Staggered Settlement Dates or delivery times; and (ii) the aggregate number of Shares that RBC will deliver to Counterparty hereunder on all such Staggered Settlement Dates and delivery times will equal the number of Shares that RBC would otherwise be required to deliver on such Nominal Settlement Date.

(e)Transfer and Assignment.  RBC may transfer or assign its rights and obligations hereunder and under the Agreement, in whole or in part, (a) to any of its Affiliates whose obligations are guaranteed by RBC without the consent of Counterparty, or (b) to any third party of equivalent credit quality with the prior written consent of Counterparty, which consent shall not be withheld unreasonably (for the avoidance of doubt, if consenting to such transfer or assignment would cause any reasonable concern of Counterparty with respect to compliance with any legal requirements, Counterparty shall not be required to give such consent).

(f)Amendments to Equity Definitions.  The following amendments shall be made to the Equity Definitions:

(i)Section 11.2(a) of the Equity Definitions is hereby amended by deleting the words “a diluting or concentrative effect on the theoretical value of the relevant Shares” and replacing them with the words “a material economic effect on the relevant Transaction”;

(ii)The first sentence of Section 11.2(c) of the Equity Definitions, prior to clause (A) thereof, is hereby amended to read as follows: ‘(c) If “Calculation Agent Adjustment” is specified as the Method of Adjustment in the related Confirmation of a Share Option Transaction or Share Forward Transaction, then following the announcement or occurrence of any Potential Adjustment Event, the Calculation Agent will determine whether such Potential Adjustment Event has a material economic effect on the Transaction and, if so, will (i) make appropriate adjustment(s), if any, to any one or more of:’ and the portion of such sentence immediately preceding clause (ii) thereof is hereby amended by deleting the words “diluting or concentrative” and the words “(provided that no adjustments will be made to account solely for changes in volatility, expected dividends, stock loan rate or liquidity relative to the relevant Shares)” and replacing such latter phrase with the words “(and, for the avoidance of doubt, adjustments may be made to account solely for changes in volatility, stock loan rate or liquidity relative to the relevant Shares, but not for any event that is based on (a) an observable market, other than the market for Counterparty’s own stock or (b) an observable index, other than an index calculated measured solely by reference to Counterparty’s own operations )”;

(iii)Section 11.2(e)(vii) of the Equity Definitions is hereby amended by deleting the words “diluting or concentrative effect on the theoretical value of the relevant Shares” and replacing them with the words “is the result of a corporate event involving the Issuer or its securities that has a material economic effect of the Transaction or”; and adding the phrase “or the relevant Transaction; provided that such event is not based on (a) an observable market, other than the market for Counterparty’s own stock or (b) an observable index, other than an index calculated measured solely by reference to the Counterparty’s own operations” at the end of the sentence;

(iv)Section 12.6(a)(ii) of the Equity Definitions is hereby amended by (1) deleting from the fourth line thereof the word “or” after the word “official” and inserting a comma therefor, and (2) deleting the semi-colon at the end of subsection (B) thereof and inserting the following words therefor “or (C) at RBC’s option, the occurrence of any of the events specified in Section 5(a)(vii) (1) through (9) of the ISDA Master Agreement with respect to that Issuer”;

(v)Section 12.9(b)(iv) of the Equity Definitions is hereby amended by (A) deleting (1) subsection (A) in its entirety, (2) the phrase “or (B)” following subsection (A) and (3) the phrase “in each case” in subsection (B); and (B) deleting the phrase “neither the Non-Hedging

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Party nor the Lending Party lends Shares in the amount of the Hedging Shares or” in the penultimate sentence; and

(vi)Section 12.9(b)(v) of the Equity Definitions is hereby amended by (1) inserting the following words “; provided that the Non-Hedging Party may make such election only if the Non-Hedging Party represents and warrants to the Hedging Party in writing on the date it notifies the Hedging Party of such election that, as of such date, the Non-Hedging Party is not aware of any material non-public information concerning the Shares and is making such election in good faith and not as part of a plan or scheme to evade compliance with the federal securities laws” at the end of second sentence and (2) deleting clause (X) in the final sentence.

(g)No Netting and Set-off.  Each party waives any and all rights it may have to set off obligations arising under the Agreement and the Transaction against other obligations between the parties, whether arising under any other agreement, applicable law or otherwise.

(h)Disclosure.  Effective from the date of commencement of discussions concerning the Transaction, Counterparty and each of its employees, representatives, or other agents may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the Transaction and all materials of any kind (including opinions or other tax analyses) that are provided to Counterparty relating to such tax treatment and tax structure.

(i)Designation by RBC.  Notwithstanding any other provision in this Confirmation to the contrary requiring or allowing RBC to purchase, sell, receive or deliver any Shares or other securities to or from Counterparty, RBC (the “Designator”) may designate any of its Affiliates (the “Designee”) to deliver or take delivery, as the case may be, and otherwise perform its obligations to deliver, if any, or take delivery of, as the case may be, any such Shares or other securities in respect of the Transaction, and the Designee may assume such obligations, if any.  Such designation shall not relieve the Designator of any of its obligations, if any, hereunder. Notwithstanding the previous sentence, if the Designee shall have performed the obligations, if any, of the Designator hereunder, then the Designator shall be discharged of its obligations, if any, to Counterparty to the extent of such performance.

(j)Right to Extend.  RBC may postpone or add, in whole or in part, any date of valuation, averaging or delivery to the extent RBC reasonably determines in good faith that such postponement or addition is necessary or appropriate to preserve RBC’s commercially reasonable hedging or hedge unwind activity hereunder in light of existing liquidity conditions in the cash market, the stock loan market or other relevant market.

(k)Termination Currency.  The Termination Currency shall be USD.

(l)Wall Street Transparency and Accountability Act.  In connection with Section 739 of the Wall Street Transparency and Accountability Act of 2010 (“WSTAA”), the parties hereby agree that neither the enactment of WSTAA (or any statute containing any legal certainty provision similar to Section 739 of the WSTAA) or any regulation under the WSTAA (or any such statute), nor any requirement under WSTAA (or any statute containing any legal certainty provision similar to Section 739 of the WSTAA) or an amendment made by WSTAA (or any such statute), shall limit or otherwise impair either party’s otherwise applicable rights to terminate, renegotiate, modify, amend or supplement this Confirmation or the Agreement, as applicable, arising from a termination event, force majeure, illegality, increased costs, regulatory change or similar event under this Confirmation, the Equity Definitions incorporated herein, or the Agreement (including, but not limited to, rights arising from Change in Law, Hedging Disruption, Increased Cost of Hedging or Illegality (as defined in the Agreement)).

(m)Additional Termination Event.  It shall constitute an Additional Termination Event with respect to which the Transaction shall be the sole Affected Transaction, Counterparty shall be the sole Affected Party and RBC shall be the party entitled to designate an Early Termination Date pursuant to Section 6(b) of the Agreement if, at any time during the Relevant Period, the price per Share on the Exchange, as

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determined by the Calculation Agent, is at or below the Threshold Price (as provided in Annex B to this Confirmation).

(n)RBC Maximum Share Delivery.  Notwithstanding anything to the contrary in this Confirmation, in no event shall RBC be required to deliver any Shares, or any Shares or other securities comprising Alternative Delivery Units, in respect of the Transaction in excess of the Maximum Number of Shares set forth in Annex B.

(o)Delivery of Cash. For the avoidance of doubt, other than payment of the Prepayment Amount by Counterparty, nothing in this Confirmation shall be interpreted as requiring Counterparty to cash settle the Transaction, except in circumstances where cash settlement is within Counterparty’s control (including, without limitation, where Counterparty timely elects not to receive or deliver Alternative Delivery Units in accordance with Section 6(a)) or in those circumstances in which holders of the Shares would also receive cash.

7.	Account Details.

Account for Payments to RBC:	To be provided separately

Account for Payments to Counterparty:	To be provided by Counterparty

8.	Offices.

(a)	The Office of Counterparty for the Transaction is: Inapplicable, Counterparty is not a Multibranch Party
(b)	The Office of Dealer for the Transaction is: New York

9.	Notices.

(a)	Address for notices or communication to Counterparty:

To:	CSG Systems International Inc. 9555 Maroon Circle Englewood, CO 80112
Attention:	**** ******
Telephone:	***-***-****
Facsimile:	(***) ***-****

(b)	Address for notices or communications to Dealer:

For purpose of Giving Notice:
To:	RBC Capital Markets, LLC Three World Financial Center 200 Vesey Street New York, NY 10281
Attention:	***
Email:	************************************************

For Trade Affirmations and Settlements:
To:	RBC Capital Markets, LLC Three World Financial Center 200 Vesey Street New York, NY 10281
Attention:	**** ******
Email:	**************

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For Trade Confirmations:
To:	RBC Capital Markets, LLC Three World Financial Center 200 Vesey Street New York, NY 10281
Attention:	********** *********** *************
Email:	****************

10.

No Deposit Insurance. Counterparty understands that no obligations of RBC to Counterparty hereunder will be entitled to the benefit of deposit insurance and that such obligations will not be guaranteed by any affiliate of RBC or any governmental agency.

11.	Governing Law and Waiver of Jury Trial. The laws of the State of New York.

EACH PARTY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS CONFIRMATION OR THE TRANSACTION CONTEMPLATED HEREBY.

12. Confidentiality. Each party agrees, and agrees to cause its affiliates, subsidiaries, officers and directors, to keep this Confirmation and the terms of the Transaction confidential and not to disclose this Confirmation or the terms of the Transaction to any third party except as required by law, rule or regulation of any governmental authority, court or self-regulatory agency and except Counterparty may disclose all or any portion of this Confirmation and the terms of the Transaction in its sole discretion.

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Please confirm your agreement to be bound by the terms stated herein by executing the copy of this Confirmation enclosed for that purpose and returning it to us by mail or facsimile transmission to the address for Notices indicated above.

Yours sincerely,
ROYAL BANK OF CANADA,
By its agent
RBC Capital Markets, LLC
By: /s/ Makouê Tourê
Name: Makouê Tourê
Title: Associate Director

Confirmed as of the date first above written:
CSG Systems International Inc.
By: /s/ RandyWiese
Name: Randy Wiese
Title: EVP & CFO

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SC1:3793656.2B

ANNEX A

COUNTERPARTY SETTLEMENT PROVISIONS

1.	The following Counterparty Settlement Provisions shall apply to the extent indicated under the Confirmation:

Settlement Currency:	USD
Settlement Method Election

Applicable; provided that (i) Section 7.1 of the Equity Definitions is hereby amended by deleting the word “Physical” in the sixth line thereof and replacing it with the words “Net Share” and (ii) the Electing Party may make a settlement method election only if the Electing Party represents and warrants to RBC in writing on the date it notifies RBC of its election that, as of such date, none of Counterparty and its officers and directors is aware of any material nonpublic information regarding Counterparty or the Shares.

Electing Party:	Counterparty
Settlement Method Election Date:

A date on or prior to the Scheduled Final Averaging Date; provided that if RBC accelerates the Final Averaging Date pursuant to the proviso to the definition of Final Averaging Date, the Settlement Method Election Date shall be the second Exchange Business Day immediately following the Valuation Date.

Default Settlement Method:	Cash Settlement
Special Settlement:

Either (i) a settlement to which this Annex A applies that follows the occurrence of an Announcement Event or (ii) any settlement to which paragraphs 2 through 5 of this Annex A apply that follows a termination or cancellation of the Transaction pursuant to Section 6 of the Agreement or Article 12 of the Equity Definitions to which Section 6(a) of this Confirmation applies.

Forward Cash Settlement Amount:	The Number of Shares to be Delivered multiplied by the Settlement Valuation Price.
Settlement Valuation Price:

The arithmetic average of the VWAP Prices for all Settlement Valuation Dates, subject to Averaging Date Disruption, determined as if each Settlement Valuation Date were an Averaging Date (with Averaging Date Disruption applying as if the last Settlement Valuation Date were the Final Averaging Date and the Settlement Valuation Price were the Settlement Price).

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Settlement Valuation Dates:

A number of Scheduled Trading Days selected by RBC in its commercially reasonable discretion, beginning on the Scheduled Trading Day immediately following the later of the Settlement Method Election Date and the Final Averaging Date.

Cash Settlement:	If Cash Settlement is applicable, then Counterparty shall pay to RBC the absolute value of the Forward Cash Settlement Amount on the Cash Settlement Payment Date.
Cash settlement Payment Date:	The date one Settlement Cycle following the last Settlement Valuation Date.
Net Share Settlement Procedures:	If Net Share Settlement is applicable, Net Share Settlement shall be made in accordance with paragraphs 2 through 5 below.

2.

Net Share Settlement shall be made by delivery on the Settlement Date of a number of Shares equal to the product of **** of the absolute value of the Number of Shares to be Delivered; provided that in the case of a Special Settlement, Net Share Settlement shall be made (i) by delivery on the Cash Settlement Payment Date (such date, the “Net Share Settlement Date”) of a number of Shares (the “Restricted Payment Shares”) with a value equal to the absolute value of the Forward Cash Settlement Amount, with such Shares’ value based on the realizable market value thereof to RBC (which value shall take into account a commercially reasonably illiquidity discount resulting from the fact that the Restricted Payment Shares will not be registered for resale), as determined by the Calculation Agent in a commercially reasonable manner in good faith (the “Restricted Share Value”), and paragraph 3 of this Annex A shall apply to such Restricted Payment Shares, and (ii) by delivery of the Make-Whole Payment Shares as described in paragraph 4 below.

3.

(a)All Restricted Payment Shares and Make-Whole Payment Shares shall be delivered to RBC (or any affiliate of RBC designated by RBC) pursuant to the exemption from the registration requirements of the Securities Act provided by Section 4(a)(2) thereof.

(b)As of or prior to the date of delivery, Counterparty shall enter into a customary and reasonable confidentiality agreement with RBC and any potential purchaser of any such Shares from RBC (or any affiliate of RBC designated by RBC) identified by RBC, and each such person shall be, subject to execution of a reasonably satisfactory confidentiality agreement with Counterparty, afforded a commercially reasonable opportunity to conduct a due diligence investigation with respect to Counterparty customary in scope for private placements of equity securities (including, without limitation, the right to have made available to them for inspection financial and other records, pertinent corporate documents and other information reasonably requested by them).

(c)As of the date of delivery, Counterparty shall enter into an agreement (a “Private Placement Agreement”) with RBC (or any affiliate of RBC designated by RBC) in connection with the private placement of such Shares by Counterparty to RBC (or any such affiliate) and the private resale of such shares by RBC (or any such affiliate), substantially similar to private placement purchase agreements customary for private placements of equity securities of similar size by similar issuers, in form and substance commercially reasonably satisfactory to RBC and Counterparty, which Private Placement Agreement shall include, without limitation, provisions substantially similar to those contained in such private placement purchase agreements relating to the indemnification of, and contribution in connection with the liability of, RBC and its affiliates, and shall provide for the payment by Counterparty of all commercially reasonable fees and expenses in connection with such resale, including all commercially reasonable fees and expenses of counsel for RBC, and, to the extent such private placement agreement requires the delivery of further documentation, to use best efforts to deliver such documentation so long as it is appropriate for a private placement of similar size,

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and shall contain representations, warranties and agreements of Counterparty necessary to establish and maintain the availability of an exemption from the registration requirements of the Securities Act for such resales.

(d)Counterparty shall not take or cause to be taken any action that would make unavailable either (i) the exemption set forth in Section 4(a)(2) of the Securities Act for the sale of any Restricted Payment Shares or Make-Whole Payment Shares by Counterparty to RBC or (ii) all exemptions from the registration requirements of the Securities Act for resales of Restricted Payment Shares and Make-Whole Payment Shares by the RBC (or an affiliate of RBC).

4.

If Restricted Payment Shares are delivered in accordance with paragraph 3 above, on the last Settlement Valuation Date, a balance (the “Settlement Balance”) shall be established with an initial balance equal to the absolute value of the Forward Cash Settlement Amount.  Following the delivery of Restricted Payment Shares or any Make-Whole Payment Shares, RBC shall sell all such Restricted Payment Shares or Make-Whole Payment Shares in a commercially reasonable manner.  At the end of each Exchange Business Day upon which sales have been made, the Settlement Balance shall be reduced by an amount equal to the aggregate proceeds received by RBC or its affiliate upon the sale of such Restricted Payment Shares or Make-Whole Payment Shares, less a customary and commercially reasonable private placement fee for private placements of common stock by similar issuers.  If, on any Exchange Business Day, all Restricted Payment Shares and Make-Whole Payment Shares have been sold and the Settlement Balance has not been reduced to zero, Counterparty shall, at Counterparty’s election, (i) deliver to RBC one Settlement Cycle following such Exchange Business Day an additional number of Shares (the “Make-Whole Payment Shares” and, together with the Restricted Payment Shares, the “Payment Shares”) equal to (x) the Settlement Balance as of such Exchange Business Day divided by (y) the Restricted Share Value of the Make-Whole Payment Shares as of such Exchange Business Day or (ii) promptly deliver to RBC cash in an amount equal to the then remaining Settlement Balance.  This provision shall be applied successively until either the Settlement Balance is reduced to zero or the aggregate number of Restricted Payment Shares and Make-Whole Payment Shares equals the Maximum Deliverable Number. If on any Exchange Business Day, Restricted Payment Shares and Make-Whole Payment Shares remain unsold and the Settlement Balance has been reduced to zero, RBC shall promptly return such unsold Restricted Payment Shares or Make-Whole Payment Shares.

5.

Notwithstanding the foregoing, in no event shall Counterparty be required to deliver more than the Maximum Deliverable Number of Shares as Payment Shares hereunder.  “Maximum Deliverable Number” means the number of Shares set forth as such in Annex B to this Confirmation.  Counterparty represents and warrants to RBC (which representation and warranty shall be deemed to be repeated on each day from the date hereof to the Settlement Date or, if Counterparty has elected to deliver any Payment Shares hereunder in connection with a Special Settlement, to the date on which resale of such Payment Shares is completed (the “Final Resale Date”)) that the Maximum Deliverable Number is equal to or less than the number of authorized but unissued Shares of Counterparty that are not reserved for future issuance in connection with transactions in such Shares (other than the transactions under this Confirmation) on the date of the determination of the Maximum Deliverable Number (such Shares, the “Available Shares”).  In the event Counterparty shall not have delivered the full number of Shares otherwise deliverable as a result of this paragraph 5 (the resulting deficit, the “Deficit Shares”), Counterparty shall be continually obligated to deliver, from time to time until the full number of Deficit Shares have been delivered pursuant to this paragraph, Shares when, and to the extent that, (i) Shares are repurchased, acquired or otherwise received by Counterparty or any of its subsidiaries after the date hereof (whether or not in exchange for cash, fair value or any other consideration), (ii) authorized and unissued Shares reserved for issuance in respect of other transactions prior to such date that prior to the relevant date become no longer so reserved or (iii) Counterparty additionally authorizes any unissued Shares that are not reserved for other transactions.  Counterparty shall immediately notify RBC of

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the occurrence of any of the foregoing events (including the number of Shares subject to clause (i), (ii) or (iii) and the corresponding number of Shares to be delivered) and promptly deliver such Shares thereafter.

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ANNEX B

Prepayment Amount:	USD 50,000,000
Scheduled Final Averaging Date:	**********
Scheduled Earliest Acceleration Date:	**********
Initial Shares:	1,335,000 Shares
Settlement Price Adjustment Amount:	*** ****
Maximum Stock Loan Rate:	*** ***
Initial Stock Loan Rate:	** ***
Threshold Price:	*** *****
Maximum Deliverable Number:	*** ******* ******
Relevant Bank Personnel:	***** **** ***** **** **** ** ****
Ordinary Dividend Amount:	*** *****
Scheduled/Estimated Ex-Dividend Dates for the relevant calendar quarter:	******** ******** ******** *********
RBC Maximum Share Delivery in Section 6(n) of this Confirmation:	**********

B-1